 As filed with the Securities and Exchange Commission on November 27, 1996
                                             Registration No. 33-_______________


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                         TANDEM COMPUTERS INCORPORATED
     ----------------------------------------------------------------------
               (Exact name of issuer as specified in its charter)

                Delaware                             94-2266618
     ---------------------------------        ------------------------
        (State or other jurisdiction              (I.R.S. Employer
     of incorporation or organization)          Identification No.)

            19333 Vallco Parkway
           Cupertino, California                    95014-2599
  ---------------------------------------        ----------------
  (Address of principal executive offices)           (Zip code)

           TANDEM COMPUTERS INCORPORATED EMPLOYEE STOCK PURCHASE PLAN
           ----------------------------------------------------------
               (AS AMENDED AND RESTATED EFFECTIVE APRIL 29, 1996)
               --------------------------------------------------
                          (Full title of the plan)


        JOSEPHINE T. PARRY, ESQ.                   Copy to:
    Vice President, General Counsel        KATHARINE A. MARTIN, ESQ.
              and Secretary              Pillsbury Madison & Sutro LLP
     Tandem Computers Incorporated            2700 Sand Hill Road
       10435 North Tantau Avenue          Menlo Park, CA  94025-7020
    Cupertino, California 95014-0709            (415) 233-4500
             (408) 725-6000
             --------------
 (Name, address and telephone number of
           agent for service)

                         CALCULATION OF REGISTRATION FEE
================================================================================
                                                  Proposed Maximum
  Title of                     Proposed Maximum       Aggregate       Amount of
Securities To    Amount To Be   Offering Price    Offering Price    Registration
Be Registered     Registered      Per Share             (1)            Fee (2)
--------------------------------------------------------------------------------
Common Stock   3,600,000 shares     $14.00          $50,400,000      $15,272.73
================================================================================

(1) Estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low sale prices on the New York Stock Exchange on November 26, 1996.
(2)   The registration fee has been calculated pursuant to Rule 457(h).

                               __________________

The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

     The contents of the Registrant's Form S-8 Registration Statement, Registration No. 33-12572, filed on March 11, 1987, are hereby incorporated by reference, pursuant to General Instruction E of Form S-8.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cupertino, State of California, on November 27, 1996.

                                      TANDEM COMPUTERS INCORPORATED



                                      By          /s/ Roel Pieper
                                         -----------------------------------
                                                     Roel Pieper
                                               Chief Executive Officer
                                                    and Director


                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Roel Pieper and David J. Rynne, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

         Signature                     Title                         Date
         ---------                     -----                         ----


        /s/ Roel Pieper           Chief Executive             November 27, 1996
-----------------------------     Officer and Director
          Roel Pieper             (Principal Executive
                                  Officer)

         Signature                     Title                         Date
         ---------                     -----                         ----


     /s/ David J. Rynne           Senior Vice                 November 27, 1996
-----------------------------     President and
       David J. Rynne             Chief Financial
                                  Officer (Prin-
                                  cipal Financial
                                  Officer)


   /s/ Enrico L. Pesatori         President,                  November 27, 1996
-----------------------------     Chief Operating
      Enrico L. Pesatori          Officer and Director


    /s/ Jack F. Bennett
-----------------------------     Director                    November 27, 1996
       Jack F. Bennett


    /s/ Morton Collins            Director                    November 27, 1996
-----------------------------
      Morton Collins


 /s/ Franklin P. Johnson, Jr.     Director                    November 27, 1996
-----------------------------
    Franklin P. Johnson, Jr.


    /s/ Robert M. Kavner          Director                    November 27, 1996
-----------------------------
       Robert M. Kavner



    /s/ Thomas J. Perkins         Director                    November 27, 1996
-----------------------------
       Thomas J. Perkins


 /s/ Vera Stephanie Shirley       Director                    November 27, 1996
-----------------------------
    Vera Stephanie Shirley


   /s/ Robert G. Stone, Jr.       Director                    November 27, 1996
-----------------------------
      Robert G. Stone, Jr.


  /s/ Washington SyCip            Director                    November 27, 1996
-----------------------------
     Washington SyCip


    /s/ Alex S. Vieux             Director                    November 27, 1996
-----------------------------
       Alex S. Vieux


   /s/ Walter B. Wriston          Director                    November 27, 1996
-----------------------------
      Walter B. Wriston

                                INDEX TO EXHIBITS
                                -----------------



Exhibit
Number                     Exhibit
-------                    -------

  5.1      Opinion of Pillsbury Madison &
           Sutro LLP as to the legality of the
           securities being registered.

 24.1      Consent of Pillsbury Madison &
           Sutro LLP (included in Exhibit
           5.1).

 24.2      Consent of Ernst & Young LLP.

 25.1      Powers of Attorney (see pages 3 and
           4).